Exhibit 10.1

EXECUTION VERSION

FIRST INCREMENTAL AMENDMENT dated as of June 17, 2010 (this “Amendment”), among SCIENTIFIC GAMES INTERNATIONAL, INC., a Delaware corporation (the “Borrower”), SCIENTIFIC GAMES CORPORATION, a Delaware corporation (“Holdings”), the SUBSIDIARY GUARANTORS (as defined in the Credit Agreement), the INCREMENTAL TERM LENDERS (as defined below) and JPMORGAN CHASE BANK, N.A., as Administrative Agent (the “Administrative Agent”) for the Lenders under the CREDIT AGREEMENT dated as of June 9, 2008, as amended and restated as of February 12, 2010 (the “Credit Agreement”), among the Borrower, Holdings, the Lenders from time to time party thereto and the Administrative Agent.

WHEREAS, pursuant to Section 4.17 of the Credit Agreement, the Borrower has requested that the Persons set forth on Schedule 1 hereto (the “Incremental Term Lenders”) make Incremental Term Loans in an aggregate principal amount equal to $78,000,000; and

WHEREAS, the Incremental Term Lenders are willing to make such Incremental Term Loans to the Borrower on the terms and subject to the conditions set forth herein and in the Credit Agreement;

WHEREAS, this Amendment is an Incremental Amendment under and as defined in Section 4.17 of the Credit Agreement and the parties hereto hereby agree that the Credit Agreement shall be amended as set forth in this Amendment;

NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, and subject to the conditions set forth herein, the parties hereto hereby agree as follows:

SECTION 1.              Defined Terms.  Unless otherwise specified, capitalized terms used but not defined herein have the meanings assigned to such terms in the Credit Agreement as amended hereby.  As used in this Amendment, the following terms have the meanings specified below:

“Incremental Term Commitment” means, with respect to each Incremental Term Lender, the obligation of such Incremental Term Lender to make an Incremental Term Loan to the Borrower hereunder on the Incremental Amendment Effective Date in a principal amount not to exceed the amount set forth under the heading “Incremental Term Commitment” with respect to such Incremental Term Lender on Schedule 1 hereto.  The aggregate amount of the Incremental Term Commitments of all Incremental Term Lenders as of the Incremental Amendment Effective Date is $78,000,000.

SECTION 2.              Incremental Term Loans.  (a) Each Incremental Term Lender hereby agrees (severally and not jointly) to make an Incremental Term Loan denominated in Dollars to the Borrower on the Incremental Amendment Effective Date in an aggregate principal amount equal to the Incremental Term Commitment set forth opposite such Incremental Term Lender’s name on Schedule 1 hereto.

(b)           Except as otherwise provided in the Credit Agreement as amended hereby, all such Incremental Term Loans shall constitute “Term Loans” for all purposes thereof and each other Loan Document.

(c)           The proceeds of the Incremental Term Loans shall be used by the Borrower solely for general corporate and other working capital purposes of the Borrower and the Subsidiaries.

(d)           Unless previously terminated, the Incremental Term Commitments shall terminate upon the earlier to occur of (i) the making of the Incremental Term Loans on the Incremental Amendment Effective Date and (ii) 5:00 p.m., New York City time, on June 30, 2010.

SECTION 3.              Amendments to Credit Agreement.  (a)  Section 1.01 of the Credit Agreement is hereby amended by adding the following definitions in the appropriate alphabetical order:

“Incremental Amendment”: as defined in Section 4.17.

“Incremental Term Commitment”:  as to any Incremental Term Lender, the obligation of such Incremental Term Lender, if any, to make an Incremental Term Loan to the Borrower as set forth in the applicable Incremental Amendment with respect to such Incremental Term Lender.

“Incremental Term Facility”: as defined in Section 4.1.

“Incremental Term Lender”:  each Lender that has an Incremental Term Commitment or that holds an Incremental Term Loan.

“Incremental Term Loans”:  as defined in Section 4.17.

“First Incremental Amendment”:  the Incremental Amendment dated as of June 17, 2010, among the Borrower, Holdings, the Incremental Term Lenders party thereto and the Administrative Agent.

(b) The definition of the term “Facility” in Section 1.01 of the Credit Agreement is hereby amended by replacing the word “and” immediately before clause (c) thereof with a comma and inserting the words “and (d) solely for purposes of Section 4.1 hereof, the Incremental Term Facility” immediately before the period at the end thereof.

(c) The definition of the term “Lenders” in Section 1.01 of the Credit Agreement is hereby amended by replacing the word “or” in the proviso thereto with a comma and inserting the words “or Incremental Term Lender” immediately before the period at the end thereof.

(d) The definition of the term “Loan” in Section 1.01 of the Credit Agreement is hereby amended by inserting the words “or an Incremental Amendment” immediately before the period at the end thereof.

(e) The definition of the term “Term Commitment” in Section 1.01 of the Credit Agreement is hereby amended by adding the following sentence at the end thereof:

“Unless the context shall otherwise require, the term “Term Commitments” shall include Incremental Term Commitments.”

(f) The definition of the term “Term Loan” in Section 1.01 of the Credit Agreement is hereby amended by adding the following sentence at the end thereof:

“Unless the context shall otherwise require, the term “Term Loan” shall include any Incremental Term Loan.”

(g)           Section 4.1 of the Credit Agreement is hereby amended by adding the following sentence at the end of paragraph (a) thereof:

“For purposes of this paragraph (a), (i) the Incremental Term Loans made pursuant to the First Incremental Amendment shall not constitute “Term Loans” under the Term Facility and shall be deemed to represent a separate facility (the “Incremental Term Facility”) hereunder and (ii) any election by the Borrower to prepay Loans under either the Term Facility or the Incremental Term Facility referred to in clause (i) above shall not give rise to any obligation to prepay Loans under the other such Facility.”

SECTION 4.              Representations and Warranties.  To induce the other parties hereto to enter into this Amendment, the Borrower and Holdings hereby represent and warrant to each such party that:

(a)           This Amendment has been duly executed and delivered by each of the Borrower, Holdings and the Subsidiary Guarantors and constitutes a legal, valid and binding obligation of the Borrower, Holdings and such Subsidiary Guarantors, enforceable in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by equitable principles (whether enforcement is sought by proceedings in equity or at law).

(b)           Each of the representations and warranties made by any Loan Party in or pursuant to the Loan Documents is true and correct on and as of the date hereof and on and as of the Incremental Amendment Effective Date as if made on and as of the date hereof or the Incremental Amendment Effective Date, as the case may be, except to the extent such representations and warranties relate to an earlier date, in which case such representations and warranties shall be true and correct as of such earlier date.

(c)           No Event of Default or Default has occurred and is continuing as of the date hereof and as of the Incremental Amendment Effective Date after giving effect to the extensions of credit requested to be made on the Incremental Amendment Effective Date.

SECTION 5.              Conditions Precedent to Incremental Term Loans. The obligations of the Incremental Term Lenders to make the Incremental Term Loans hereunder shall not become effective until the date on which each of the following conditions is satisfied (or waived by such Incremental Term Lenders) (such date, the “Incremental Amendment Effective Date”):

(a)           The Administrative Agent shall have received a notice of borrowing setting forth the information specified in Section 2.2 of the Credit Agreement.

(b)           Holdings shall be in compliance with Section 8.1 of the Credit Agreement as of March 31, 2010, determined on a Pro Forma Basis and the Administrative Agent shall have received a certificate to that effect dated as of the Incremental Amendment Effective Date and executed by a Responsible Officer of Holdings.

(c)           Each of the conditions precedent set forth in Section 6.2 of the Credit Agreement shall be satisfied, as certified by a Responsible Officer of the Borrower in the notice of borrowing referred to in clause (a) above.

(d)           The Administrative Agent shall have received all fees and other amounts due and payable in connection with the transactions contemplated hereby or under the Credit Agreement on or prior to the Incremental Amendment Effective Date, including, to the extent invoiced, reimbursement or payment of all reasonable out-of-pocket expenses (including, without limitation, the reasonable fees, charges and disbursements of Cravath, Swaine & Moore LLP, counsel for the Administrative Agent) required to be reimbursed or paid by the Borrower hereunder or under any other Loan Document.

(e)           The Administrative Agent shall have received (i) a legal opinion of Latham & Watkins LLP, counsel to the Loan Parties, (ii) a legal opinion of Ira H. Raphaelson, general counsel of the Borrower, (iii) board resolutions for each of the Loan Parties and (iv) good standing certificates and secretary’s certificates for each of the Loan Parties, in each case as the Administrative Agent shall reasonably request in connection with, and covering such matters incident to, the transactions contemplated by this Amendment.

SECTION 6.              Effectiveness.  This Amendment shall become effective as of the date on which the Administrative Agent (or its counsel) shall have received from each of the Borrower, Holdings, the Subsidiary Guarantors and each Incremental Term Lender either (i) a counterpart of this Amendment signed on behalf of such party or (ii) written evidence satisfactory to the Administrative Agent (which may include facsimile or other electronic transmission of a signed signature page of this Amendment) that such party has signed a counterpart of this Amendment.

SECTION 7.              Consent and Reaffirmation.  Each Subsidiary Guarantor hereby consents to this Amendment and the transactions contemplated hereby, and each Loan Party hereby (a) agrees that, notwithstanding the effectiveness of this Amendment, the Guarantee and Collateral Agreement and each of the other Security Documents continue to be in full force and effect and are not impaired or adversely affected in any manner whatsoever, (b) confirms its guarantee of the Obligations (as defined in the Guarantee and Collateral Agreement) and its grant of a security interest in its assets as Collateral therefor, all as provided in the Loan Documents as originally executed and (c) acknowledges that such guarantee and grant continues in full force and effect in respect of, and to secure, the Obligations under the Credit Agreement and the other Loan Documents, including, without limitation, the Incremental Term Commitments and the  Incremental Term Loans.

SECTION 8.              Credit Agreement.  Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders or the Administrative Agent under the Credit Agreement or any other Loan Document and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect.  Nothing herein shall be deemed to entitle the Borrower, Holdings or any other Loan Party to any future consent to, or waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances.  After the date hereof, any reference in the Loan Documents to the Credit Agreement shall mean the Credit Agreement as modified hereby.  This Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.

SECTION 9.              Notices.  All notices hereunder shall be given in accordance with the provisions of Section 11.2 of the Credit Agreement.

SECTION 10.            APPLICABLE LAW; WAIVER OF JURY TRIAL.  (a) THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

(b)           WAIVERS OF JURY TRIAL.  EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AMENDMENT OR ANY OTHER LOAN DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN.

SECTION 11.            Counterparts.  This Amendment may be executed by one or more parties to this Amendment on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.  Delivery of an executed signature page of this Amendment by facsimile (or other electronic) transmission shall be effective as delivery of a manually executed counterpart hereof.

SECTION 12.            Headings.  The Section headings used herein are for convenience of reference only, are not part of this Amendment and are not to affect the construction of, or to be taken into consideration in interpreting, this Amendment.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first written above.

SCIENTIFIC GAMES INTERNATIONAL, INC.,

by
/s/ Jeffrey S. Lipkin
Name: Jeffrey S. Lipkin
Title: Vice President

SCIENTIFIC GAMES CORPORATION,

by
/s/ Jeffrey S. Lipkin
Name: Jeffery S. Lipkin
Title: Senior Vice President and Chief Financial Officer

SCIENTIFIC GAMES PRODUCTS, INC., SG RACING, INC. SCIENTIFIC GAMES SA, INC. AUTOTOTE ENTERPRISES, INC. AUTOTOTE GAMING, INC.

by
/s/ Jeffrey S. Lipkin
Name: Jeffery S. Lipkin
Title: With respect to SG Racing, Inc., Vice President and Treasurer; with respect to the other entities listed above, Vice President and Chief Financial Officer

MDI ENTERTAINMENT, LLC, by SCIENTIFIC GAMES INTERNATIONAL, INC. as its sole member by
/s/ Jeffrey S. Lipkin
Name: Jeffery S. Lipkin
Title: Vice President

Signature Page to Scientific Games Incremental Amendment

SCIENTIFIC GAMES RACING, LLC,

by
/s/ Robert C. Becker
Name: Robert C. Becker
Title: Vice President and Treasurer

TRACKPLAY LLC, by SCIENTIFIC GAMES RACING, LLC as its sole member by
/s/ Robert C. Becker
Name: Robert C. Becker
Title: Vice President and Treasurer

Signature Page to Scientific Games Incremental Amendment

JPMORGAN CHASE BANK, N.A., as Administrative Agent and as an Incremental Term Lender,

by
/s/ Ralph Totoonchie
Name: Ralph Totoonchie
Title: Vice President

Signature Page to Scientific Games Incremental Amendment

SIGNATURE PAGE TO THE FIRST INCREMENTAL AMENDMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SCIENTIFIC GAMES INTERNATIONAL, INC., SCIENTIFIC GAMES CORPORATION, THE SUBSIDIARY GUARANTORS PARTY THERETO, THE INCREMENTAL TERM LENDERS PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

Name of Institution:

UBS LOAN FINANCING LLC

by
/s/ Mary E. Evans
Name: Mary E. Evans
Title: Associate Director

For any institution requiring a second signature line:

by	/s/ Ira R. Otsa
Name: Ira R. Otsa
Title: Associate Director

Signature Page to Scientific Games Incremental Amendment

SIGNATURE PAGE TO THE FIRST INCREMENTAL AMENDMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SCIENTIFIC GAMES INTERNATIONAL, INC., SCIENTIFIC GAMES CORPORATION, THE SUBSIDIARY GUARANTORS PARTY THERETO, THE INCREMENTAL TERM LENDERS PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

Name of Institution:

Credit Suisse AG, Cayman Islands Branch

by
/s/ John Toronto
Name: John Toronto
Title: Director

For any institution requiring a second signature line:

by	/s/ Vipul Dhadda
Name: Vipul Dhadda
Title: Associate

Signature Page to Scientific Games Incremental Amendment

SIGNATURE PAGE TO THE FIRST INCREMENTAL AMENDMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SCIENTIFIC GAMES INTERNATIONAL, INC., SCIENTIFIC GAMES CORPORATION, THE SUBSIDIARY GUARANTORS PARTY THERETO, THE INCREMENTAL TERM LENDERS PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

Name of Institution:

TORONTO DOMINION (TEXAS) LLC

by
/s/ Victor J. Huebner
Name: Victor J. Huebner
Title: Authorized Signing Officer

Signature Page to Scientific Games Incremental Amendment

SIGNATURE PAGE TO THE FIRST INCREMENTAL AMENDMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SCIENTIFIC GAMES INTERNATIONAL, INC., SCIENTIFIC GAMES CORPORATION, THE SUBSIDIARY GUARANTORS PARTY THERETO, THE INCREMENTAL TERM LENDERS PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

Name of Institution:

COMPASS BANK, an Alabama banking corporation

by
/s/ Nancy Zezza
Name: Nancy Zezza
Title: Senior Vice President

Signature Page to Scientific Games Incremental Amendment

SIGNATURE PAGE TO THE FIRST INCREMENTAL AMENDMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SCIENTIFIC GAMES INTERNATIONAL, INC., SCIENTIFIC GAMES CORPORATION, THE SUBSIDIARY GUARANTORS PARTY THERETO, THE INCREMENTAL TERM LENDERS PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

Name of Institution:

GOLDMAN SACHS BANK USA

by
/s/ Mark Walton
Name: Mark Walton
Title: Authorized Signatory

Signature Page to Scientific Games Incremental Amendment

SIGNATURE PAGE TO THE FIRST INCREMENTAL AMENDMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SCIENTIFIC GAMES INTERNATIONAL, INC., SCIENTIFIC GAMES CORPORATION, THE SUBSIDIARY GUARANTORS PARTY THERETO, THE INCREMENTAL TERM LENDERS PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

Name of Institution:

HSBC Bank USA, N.A.

by
/s/ Robert H. Rogers
Name: Robert H. Rogers
Title: VP, Senior Relationship Manager

Signature Page to Scientific Games Incremental Amendment